                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549



                            FORM 8-K


                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



Date of Report:           June 18, 1996


                  Commission File Number 1-8241
                            _________



                      PRESIDIO OIL COMPANY
     (Exact name of registrant as specified in its charter)


          DELAWARE                              95-3049484
(State or other jurisdiction of               (I.R.S.Employer
incorporation or organization)              Identification No.)



                   5613 DTC PARKWAY, SUITE 750
                 ENGLEWOOD, COLORADO 80111-3065
            (Address of principal executive offices)
                           (Zip Code)


                         (303) 773-0100
      (Registrant's telephone number, including area code)



                         Not Applicable
             (Former name, former address and former
           fiscal year, if changed since last report)

Item 5.  Other Events

Incorporated herein by reference to the Company's press release dated June 18, 1996, contained in Exhibit 20.1 to this form.


Item 7.  Financial Statements and Exhibits

(c)      Exhibits

20.1 The Company's press release dated June 18, 1996, announcing the interest rate for the period August 15, 1996 to November 14, 1996 on its Senior Subordinated
         Gas Indexed Notes Due 1999 and Senior Gas Indexed Notes
         Due 2002 to be 13.600%.

                           SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               PRESIDIO OIL COMPANY
                               ------------------------------
                               Registrant



DATE:   June 18, 1996          /s/ Charles E. Brammeier
      -----------------        ------------------------------
                               Charles E. Brammeier
                               Controller
                               (Principal Accounting Officer)

                          EXHIBIT INDEX




Exhibit
Number     Description of Exhibit

20.1       Press release of the Company dated June 18, 1996.